Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report of Temecula Valley Bancorp Inc. ("Company") on Form 10-Q/A, Amendment 1, for the period ending March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    April 11, 2004            By:      /s/ Stephen H. Wacknitz
                                            --------------------------------
                                            Stephen H. Wacknitz
                                            President and Chief Executive
                                            Officer


                                   By:      /s/ Donald A. Pitcher
                                            --------------------------------
                                            Donald A. Pitcher
                                            EVP/Chief Financial Officer